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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): OCTOBER 1, 2002


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

         0-452                                         38-1093240
(Commission File Number)                  (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibit is filed as a part of this report:

                  Exhibit No.              Description

                       99                  Press release dated October 1, 2002


ITEM 9.  REGULATION F-D DISCLOSURE.

       The registrant's press release dated October 1, 2002, regarding its expected earnings per share for the quarter ending September 30, 2002, is attached as Exhibit 99.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          TECUMSEH PRODUCTS COMPANY


  Date: October 2, 2002                   By:    /s/ DAVID W. KAY
                                                 -----------------------------
                                                 David W. Kay
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer